UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2004

                               CONMED CORPORATION
             (Exact name of registrant as specified in its charter)

            New York                      0-16093               16-0977505
-------------------------------         -----------          -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

                                 525 French Road
                              Utica, New York 13502
                              ---------------------
          (Address of principal executive offices, including zip code)

                                 (315) 797-8375
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On November 12, 2004, CONMED Corporation (the "Company") entered into an Amended and Restated Employment Agreement (the "Agreement") with Joseph J. Corasanti, Esq., whereby Mr. Corasanti will serve as the Company's President and Chief Operating Officer for a period beginning January 1, 2000 and ending December 31, 2009.

A copy of the Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On November 11, 2004, CONMED Corporation (the "Registrant") completed an offering, in private placement, of $150 million in aggregate principal amount of 2.50% convertible senior subordinated notes (the "notes") due 2024. The issuance included the full exercise of the initial purchasers' option to purchase up to an additional $25 million of notes.

The notes were offered and sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. The initial purchasers for the offering were UBS Securities LLC, Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc.

The notes were sold for cash and the aggregate offering price for the notes was $150 million and the aggregate initial purchasers' discount for the notes was $4.5 million.

The notes are convertible into the Registrant's common stock on the terms set forth in the Indenture related to the notes, which is attached hereto as Exhibit
4.1 and incorporated by reference herein, and which are summarized below:

      o The notes are convertible into cash and, if applicable, shares of the Registrant's common stock based on an initial conversion rate, subject to adjustment, of 26.1849 shares per $1,000 principal amount of notes (which represents an initial conversion price of approximately $38.19 per share), under certain circumstances.

      o     Holders may convert their notes into cash and, if applicable, shares
            of  the   Registrant's   common  stock  only  under  the   following
            circumstances:

                  (1) during any calendar quarter after the calendar quarter ending December 31, 2004, if the closing sale price of the Registrant's common stock for each of 20 or more consecutive trading days in a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter exceeds 130% of the conversion price in effect on the last trading day of the immediately preceding calendar quarter;

                  (2) during the 5 business day period after any 10 consecutive trading day period in which the average trading price per $1,000 principal amount of notes over that 10 consecutive trading day period was equal to or less than 97% of the average conversion value of the notes during that period;

                  (3) upon the occurrence of specified corporate transactions described in the Indenture; or

                  (4)   if the Registrant has called the notes for redemption.

      o Upon conversion, holders of notes will receive cash and, if applicable, shares of the Registrant's common stock. The aggregate value (the "conversion value"), of the cash and, if applicable, shares of common stock per $1,000 principal amount of notes will be equal to the product of:

                  (1)   the conversion rate then in effect; and

                  (2) the average of the daily volume-weighted average price per share of the Registrant's common stock for each of the 10 consecutive trading days beginning on the second trading day immediately following the day the notes are tendered for conversion.

      o Except as described in the Indenture, the Registrant will deliver the conversion value of the notes surrendered for conversion to converting holders as follows:

                  (1) a cash amount (the "principal return") equal to the lesser of (a) the aggregate conversion value of the notes to be converted and (b) the aggregate principal amount of the notes to be converted;

                  (2) if the aggregate conversion value of the notes to be converted is greater than the principal return, an amount in whole shares (the "net shares"), determined as set forth in the Indenture, equal to the aggregate conversion value less the principal return; and

                  (3) a cash amount in lieu of any fractional shares of common stock.

On November 10, 2004 the Company entered into a Registration Rights Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

The Company also issued a press release relating to the offering on November 11, 2004, which is filed on Exhibit 99.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

                  (c)   Exhibits

                  The following exhibits are included herewith:

                  Exhibit No.     Description of Exhibit

                  4.1 Indenture dated November 10, 2004 between CONMED Corporation and The Bank of New York, as Trustee.

                  10.1 Registration Rights Agreement, dated November 10, 2004, among CONMED Corporation and UBS Securities LLC and on behalf of several Initial Purchasers.

                  10.2 Amended and Restated Employment Agreement, dated November 12, 2004, by and between CONMED Corporation and Joseph J. Corasanti, Esq.

                  99.1 Press Release dated November 11, 2004, issued by CONMED Corporation announcing that it completed an offering, in private placement, of $150 million in aggregate principal amount of 2.50% convertible senior subordinated notes.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CONMED CORPORATION
                                                 (Registrant)


                                             By: /s/ Robert D. Shallish, Jr.
                                                -------------------------------
                                                  Vice President-Finance and
                                                  Chief Financial Officer

Date: November 16, 2004

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                                  EXHIBIT INDEX

Exhibit
Number            Exhibit Description

4.1 Indenture dated November 10, 2004 between CONMED Corporation and The Bank of New York, as Trustee.

10.1 Registration Rights Agreement, dated November 10, 2004, among CONMED Corporation and UBS Securities LLC and on behalf of several Initial Purchasers.

10.2              Amended and Restated Employment Agreement,  dated November 12,
                  2004,  by  and  between  CONMED   Corporation  and  Joseph  J.
                  Corasanti, Esq.

99.1 Press Release dated November 11, 2004, issued by CONMED Corporation announcing that it completed an offering, in private placement, of $150 million in aggregate principal amount of 2.50% convertible subordinated notes.